FINANCE INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Income and Expenses [Abstract]
Interest income on short-term deposits and other	$ 69	$ 245	$ 243
Bank fees and interest expenses	(12)	(8)	(7)
Changes in provision for royalties	28	3	255
Exchange rate differences	(6)	(18)	(27)
Changes in fair value of derivatives	7	11	9
Total financing income, net	$ 86	$ 233	$ 473